EXHIBIT 99.1
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Accrued Interest Date:                                  Collection Period Ending:
25-Jul-06                                                                                                                 31-Jul-06
Distribution Date:                                   BMW VEHICLE OWNER TRUST 2004-A                                         Period #
25-Aug-06                                            ------------------------------                                               27

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
Balances
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                                                                               Initial         Period End
     Receivables                                                        $1,500,120,934       $394,399,930
     Reserve Account                                                        $9,683,915         $7,407,245
     Yield Supplement Overcollateralization                                $10,287,158         $2,456,982
     Class A-1 Notes                                                      $313,000,000                 $0
     Class A-2 Notes                                                      $417,000,000                 $0
     Class A-3 Notes                                                      $470,000,000       $102,109,172
     Class A-4 Notes                                                      $256,312,000       $256,312,000
     Class B Notes                                                         $33,521,000        $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $420,934,082
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $17,412,258
           Receipts of Pre-Paid Principal                                   $8,800,975
           Liquidation Proceeds                                               $170,747
           Principal Balance Allocable to Gross Charge-offs                   $150,171
        Total Receipts of Principal                                        $26,534,152

        Interest Distribution Amount
           Receipts of Interest                                             $1,306,517
           Servicer Advances                                                        $0
           Reimbursement of Previous Servicer Advances                         ($7,645)
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $27,664
           Net Investment Earnings                                             $31,098
        Total Receipts of Interest                                          $1,357,634

        Release from Reserve Account                                           $41,920

     Total Distribution Amount                                             $27,783,535

     Ending Receivables Outstanding                                       $394,399,930

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $398,354
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                        ($7,645)
     Ending Period Unreimbursed Previous Servicer Advances                    $390,709

Collection Account
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     Deposits to Collection Account                                        $27,783,535
     Withdrawals from Collection Account
        Servicing Fees                                                        $350,778
        Class A Noteholder Interest Distribution                              $994,928
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $26,339,500
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                          $0
     Total Distributions from Collection Account                           $27,783,535

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                             $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $27,432,756
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $27,432,756

Distributions
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     Monthly Principal Distributable Amount                            Current Payment     Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                                $0                 $0        $0.00       0.00%
     Class A-2 Notes                                                                $0                 $0        $0.00       0.00%
     Class A-3 Notes                                                       $26,339,500       $102,109,172       $56.04      21.73%
     Class A-4 Notes                                                                $0       $256,312,000        $0.00     100.00%
     Class B Notes                                                                  $0        $33,521,000        $0.00     100.00%

     Interest Distributable Amount                                     Current Payment         Per $1,000
     Class A-1 Notes                                                                $0              $0.00
     Class A-2 Notes                                                                $0              $0.00
     Class A-3 Notes                                                          $285,798              $0.61
     Class A-4 Notes                                                          $709,130              $2.77
     Class B Notes                                                             $98,328              $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                 $0           $0
     Class A-2 Interest Carryover Shortfall                                         $0                 $0           $0
     Class A-3 Interest Carryover Shortfall                                         $0                 $0           $0
     Class A-4 Interest Carryover Shortfall                                         $0                 $0           $0
     Class B Interest Carryover Shortfall                                           $0                 $0           $0


Receivables Data
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                                                                      Beginning Period      Ending Period
     Number of Contracts                                                        35,208             34,186
     Weighted Average Remaining Term                                             26.12              25.18
     Weighted Average Annual Percentage Rate                                     4.62%              4.62%

     Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
        Current                                                           $351,581,974             89.14%
        1-29 days                                                          $35,062,216              8.89%
        30-59 days                                                          $5,827,721              1.48%
        60-89 days                                                          $1,031,229              0.26%
        90-119 days                                                           $225,203              0.06%
        120-149 days                                                          $671,587              0.17%
        Total                                                             $394,399,930            100.00%
        Delinquent Receivables +30 days past due                            $7,755,741              1.97%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $150,171
        Recoveries for Current Period                                          $27,664
        Net Write-Offs for Current Period                                     $122,507

        Cumulative Realized Losses                                          $5,936,738


     Repossessions                                                       Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                    $1,049,747                 62
        Ending Period Repossessed Receivables Balance                       $1,239,009                 69
        Principal Balance of 90+ Day Repossessed Vehicles                     $133,135                 10



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $2,651,634
     Beginning Period Amount                                                $2,651,634
     Ending Period Required Amount                                          $2,456,982
     Current Period Release                                                   $194,652
     Ending Period Amount                                                   $2,456,982
     Next Distribution Date Required Amount                                 $2,269,965

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $31,098
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                              $41,920
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                $7,407,245.15

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              Starting balance of Reserve Account adjusted to reflect required balance of 0.5% of original note balance. Beginning and end of period required reserve account amounts stated erroneously in prior July Servicer Report.